Income Taxes	6 Months Ended
Jun. 30, 2024
Income Taxes
Income Taxes

Note 17 - Income Taxes

Income tax expense for the periods ended June 30, 2024 and 2023 was as follows:

	For the three months ended		For the six months ended
	June 30,		June 30,
	2024	2023	2024	2023
Current income tax expense	$44.4	$20.0	$66.5	$39.5
Deferred income tax expense	50.9	7.0	56.3	15.1
Income tax expense	$95.3	$27.0	$122.8	$54.6

Global Minimum Tax:

On August 4, 2023, the Government of Canada released the draft Global Minimum Tax Act (“GMTA”) for consultation, which would implement key measures of the Organisation for the Economic Co-operation and Development’s (“OECD”) Pillar Two global minimum tax in Canada. The GMTA includes the introduction of a 15% global minimum tax that applies to large multinational enterprise groups with global consolidated revenues over €750 million.

On June 20, 2024, the Government of Canada enacted the GMTA legislation, effective from January 1, 2024. As a result, the Company is liable to pay a top-up tax in Canada when the effective tax rate in a jurisdiction which its subsidiary operates in is below the 15% minimum rate. All entities in the Franco-Nevada group have an effective tax rate of at least 15% for the six months-ended June 30, 2024, including its subsidiary in Barbados as a result of the new measures enacted by the Government of Barbados as described below. Therefore, no current tax expense was recognized in respect of the GMTA for the six months ended June 30, 2024.

The Company has applied the mandatory exception to recognizing and disclosing information about deferred taxes arising from Pillar Two, as provided in IAS 12.

Barbados Corporate Tax Reform:

On November 7, 2023, the Government of Barbados announced proposed tax measures in response to the OECD Pillar Two global minimum tax initiative, including an increase of the Barbados corporate tax rate to 9% effective January 1, 2024. The legislation to implement the proposed measures was enacted in May 2024. This change resulted in a deferred tax expense of approximately $49.1 million related to the remeasurement of the deferred tax liability of the Company’s subsidiary in Barbados being recognized in the six months ended June 30, 2024. In addition to the deferred tax expense for the remeasurement of deferred tax liability, the Company’s subsidiary in Barbados recognized current tax expense of $16.1 million and deferred tax recovery of $3.5 million for the six months ended June 30, 2024.

The Government of Barbados has also introduced a Qualified Domestic Minimum Top-Up Tax for tax years beginning on or after January 1, 2024, which will top-up the Barbados effective tax rate payable by an entity subject to Pillar Two, to

15%. This new measure was also enacted in May 2024 and resulted in the Company’s subsidiary in Barbados recognizing an additional current tax expense of $9.0 million for the six months ended June 30, 2024.

The total income tax expense recognized by the Company’s subsidiary in Barbados including the result of the enactment of the Barbados corporate tax reform measures was $70.7 million for the six months ended June 30, 2024, of which $25.1 million is current income tax expense and $45.6 million is deferred income tax expense, as detailed above.

Canada Revenue Agency Audit:

The Company is undergoing an audit by the Canada Revenue Agency of its 2013-2020 taxation years, as referenced in Note 23 (b).